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                        SUPPLEMENT DATED MARCH 16, 2005
                        TO PROSPECTUS DATED JUNE 5, 2004

                           CALAMOS(R) FAMILY OF FUNDS

GROWTH FUND
BLUE CHIP FUND
VALUE FUND
GROWTH AND INCOME FUND
GLOBAL GROWTH AND INCOME FUND
HIGH YIELD FUND
CONVERTIBLE FUND
MARKET NEUTRAL FUND

Effective April 1, 2005, the Funds have (i) revised the eligibility requirements to purchase Class A shares at net asset value without the imposition of a sales charge, (ii) increased the minimum initial investment for Class A, Class B and Class C shares for each Fund, other than the Market Neutral Fund, from $1,000 to $2,500, and (iii) reduced the amount of contingent deferred sales charge paid by investors who purchase $1,000,000 or more of Class A shares and sell such shares within one year after purchase from 1% to .50%. The contingent deferred sales charge for Class A shares sold within two years of purchase will remain .50%.

In connection with the aforementioned revisions, footnote (1) to the table for each Fund entitled "Shareholder Fees" located on pages 8, 12, 18, 27, 35, 44, 53 and 62 of the prospectus is deleted and replaced with the following:

     "The redemption of Class A shares purchased at net asset value pursuant to the $1,000,000 purchase order privilege may be subject to a contingent deferred sales charge of 0.50% if redeemed within two years of purchase."

The paragraph on page 67 of the prospectus entitled "$1,000,000 Purchase Order." is deleted and replaced with the following:

     "$1,000,000 Purchase Order. You may purchase Class A shares of a Fund at net asset value without a sales charge provided that the total amount invested in the Fund or other Funds totals at least $1,000,000. With a $1,000,000 purchase order, you will pay a contingent deferred sales charge of .50% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions."

The section on pages 67 and 68 of the prospectus entitled "How Can I Purchase Class A Shares Without A Sales Charge?" is deleted and replaced with the following:

     "HOW CAN I PURCHASE CLASS A SHARES WITHOUT A SALES CHARGE?
     Class A shares of a Fund may be purchased at net asset value, with no initial sales charge, under the following scenarios, provided you notify CFS, the Funds' distributor or your financial advisor, in writing at the time of purchase that you are eligible as follows:

        (a) any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;
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        (b) any investor buying shares by exchange of Prime Obligation Shares previously purchased through use of the exchange privilege offered by the CALAMOS FAMILY OF FUNDS;

        (c) any investor buying shares through a qualified employee benefit plan where such plan has at least $1 million in assets or 100 employees;

        (d) any company exchanging shares with a Fund pursuant to merger, acquisition or exchange offer;

        (e) any investor, including any investment company, that has entered into an investment advisory agreement or other arrangements with CALAMOS ADVISORS or its affiliates;

        (f) any insurance company separate account;

        (g) any current or retired trustee of the Trust, or other registered investment company where CALAMOS ADVISORS acts as the sole investment advisor; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

        (h) any employee of CFS, its affiliates or an entity with a selling group agreement with CFS and its employees;

        (i) any member of the immediate family of a person qualifying under (g) or (h), including a spouse, child, step child, parent, grandchild and grandparent, in each case including in-law and adoptive relationships; and

        (j) holders of Class A shares of the Convertible Fund since April 30, 1992, but only with respect to purchases of Class A shares of that Fund.

The section on page 72 of the prospectus entitled "What Is The Minimum Amount I Can Invest In The Funds?" is deleted and replaced with the following:

     "WHAT IS THE MINIMUM AMOUNT I CAN INVEST IN THE FUNDS?
     The minimum initial investment for each of Class A, Class B and Class C shares of each Fund, other than the Market Neutral Fund, is $2,500. The minimum initial investment for each of Class A, Class B and Class C shares of the Market Neutral Fund is $10,000. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment is $500. The minimum subsequent investment in any Fund is $50.

     No Fund may waive or reduce the minimum initial or subsequent investment requirements except for omnibus accounts of any intermediary with whom CALAMOS ADVISORS has entered into an agreement, including profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations."

                  Retain this supplement for future reference.

                                                                    MF SPT 04/05
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